EXHIBIT 10.4
                                                               ------------

             LOAN AGREEMENT dated as of May 31, 2006, between TOUCHSTONE APPLIED SCIENCE
             ASSOCIATES, INC., a Delaware corporation, having an address at 4 Hardscrabble Heights, Brewster, New York 10509-0382 (the
             "Borrower"), QUESTAR EDUCATIONAL SYSTEMS,
             INC., a Minnesota corporation having an
             address at 5550 Upper 147th Street West,
             Apple Valley, Minnesota 55124 ("QUESTAR") and TD BANKNORTH, N.A., having an address at 4 South Street, Middletown, New York 10940
             (the "Bank").

             The Borrower, Questar and the Bank hereby agree as follows:

ARTICLE 1. THE LOANS.
           ---------

           Subject to the terms and conditions hereof, the Bank shall make the following credit facilities available to the
Borrower:

           1.01. THE TERM LOAN. Subject to the terms of this
                 -------------
Agreement, the Bank shall make a term loan (the "Term Loan") to the Borrower on the date hereof in the principal amount of $9,600,000.00. The proceeds of the Term Loan shall be used to assist in the acquisition of Questar by the Borrower. The Term Loan shall be evidenced by a commercial term loan promissory note (the "Term Loan Note") in the form of Exhibit A hereto, the terms and provisions of which are incorporated herein by reference.

           1.02. THE REVOLVING LINE OF CREDIT. Subject to the
                 ----------------------------
terms of this Agreement, and provided there exists no Event of Default (as defined in Section 6.01 hereof) or event which, with the passage of time or giving of notice or both would become an Event of Default hereunder, under a revolving line of credit (the "Line of Credit"), the Bank shall make advances (each, an "Advance" and collectively, the "Advances") to the Borrower, from time to time, from the date hereof until May 31, 2008 (the "Termination Date"), in an aggregate outstanding principal amount not to exceed $4,000,000.00 at any time. The proceeds of the Line of Credit shall be used to fund the Borrower's accounts receivable and other short term debt. Within the framework of this commitment, the Borrower may borrow, repay and reborrow under the Line of Credit. Each borrowing under the Line of Credit shall reduce the commitment hereunder but, when repaid, may be reborrowed.

           The Borrower shall give the Bank at least one (1) business days' notice of the Borrower's wish to borrow under the Line of Credit. The Borrower hereby authorizes the Bank to honor written, electronic, telecopied or telephonic requests for Advances.

           Requests for Advances under the Line of Credit are subject to the Bank's approval, in its sole and absolute discretion. The Bank will, upon request, deposit the amount of each Advance in the Borrower's operating account or otherwise make such funds available to the Borrower. Notwithstanding anything to the contrary contained herein, the aggregate amount outstanding under the Line of Credit shall, at no time, exceed the sum of (i) 80% of the "Eligible Accounts Receivable" of the Borrower, plus (ii) 50% of the "Value" of the Borrower's "Eligible Inventory" with such Value not to exceed $500,000.00. For these purposes, the "Value" of the "Eligible Inventory" of the Borrower shall mean up to $500,000.00 of the value of "Inventory" as shown in the Borrower's most recent financial statements submitted to the Bank under Paragraphs 4.01(g) and (h) hereof.

           For these purposes, "Eligible Accounts Receivable" shall mean at any time, all of the Borrower's accounts receivable which contain payment terms and conditions commercially reasonably acceptable to the Bank. Unless otherwise specifically agreed to by the Bank in writing, Eligible Accounts
Receivable do not include:

           (a) accounts receivable which have not been paid in full within 90 days from the invoice date;

           (b) accounts receivable which are subject to dispute, counterclaim, or setoff or any asserted defense;

           (c) accounts receivable of any debtor or obligor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such debtor or obligor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due;

           (d) accounts receivable with respect to which the debtor or obligor is the United States government or any department or agency of the United States, unless properly assigned under the Assignment of Claims Act;

           (e) accounts receivable with respect to which the Borrower or the Guarantor is or may become liable to the account debtor for goods sold or services rendered by such account debtor;

           (f) accounts receivable that are sold on a COD basis;

           (g) accounts receivable due from any affiliate or related entity of the Borrower or the Guarantor;

           (h) accounts receivable resulting from any purchase rebate; and/or

           (i) accounts receivable that are otherwise deemed ineligible by the Bank, in the exercise of its commercially reasonable judgment.

           Eligible Accounts Receivable may be further adjusted by offsets determined by the Bank, in the exercise of its commercially reasonable judgment, including, without limitation, offsets of accounts payable, delinquencies, intercompany transactions and/or other issues that may be defined by the Bank, in the exercise of its commercially reasonable judgment, or that may be defined within a collateral field exam.

           The Line of Credit shall be evidenced by a commercial line of credit promissory note (the "LOC Note") in the form of Exhibit B hereto, the terms and provisions of which are incorporated herein by reference.

           Each of the Term Loan, the Line of Credit and the obligations under the Letter of Credit Agreement shall be referred to as a "Loan" and together shall be referred to as the "Loans".

           1.03 LETTER OF CREDIT.  Subject to the terms of this
                ----------------
Agreement, the Bank shall renew that certain Irrevocable Standby Letter of Credit no. 20000248 in the amount of $194,750 (the "Letter of Credit"). As security for such Letter of Credit, the Borrower hereby agrees that the Bank shall restrict from advances under the Line of Credit such amount as is required to maintain the Letter of Credit under the terms agreed upon by and between the Borrower and the Bank (the "Letter of Credit Agreement").

           1.04. INTEREST RATE.
                 -------------

           (a) TERM LOAN INTEREST RATE. The Borrower shall pay
               -----------------------
interest to the Bank on the unpaid principal amount due under the Term Loan at the interest rate set forth in the Term Loan Note. Interest on the Term Loan shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

           (b) LINE OF CREDIT INTEREST RATE. The Borrower shall
               ----------------------------
pay interest to the Bank on the unpaid principal amount due under the Line of Credit at the interest rate set forth in the LOC Note. Interest on the Line of Credit shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

           (c) LETTER OF CREDIT INTEREST RATE. Any advances
               ------------------------------
under the Letter of Credit shall bear interest at the rate set forth in the Letter of Credit Agreement.

           1.05. PAYMENTS.
                 --------

           (a) TERM LOAN PAYMENTS. The Borrower shall pay
               ------------------
monthly payments of principal and/or interest under the Term Loan in the amounts and in the manner set forth in the Term Loan Note. Payments shall be made, in the discretion of the Bank, either by payment of immediately available funds or by charge to the Borrower's operating account with the Bank.

           (b) LINE OF CREDIT PAYMENTS. The Borrower shall make
               -----------------------
monthly payments of accrued interest only under the Line of Credit in the amounts and in the manner set forth in the LOC Note. Principal shall be due and payable on the Termination Date. Payments shall be made in the discretion of the Bank, either by payment of immediately available funds or by charge to the Borrower's operating account with the Bank.

           (c) LETTER OF CREDIT PAYMENTS. Any advances made
               -------------------------
under the Letter of Credit shall be payable by the Borrower in accordance with the Letter of Credit Agreement.

           1.06. DEFAULT RATE. Upon the occurrence of an Event of
                 ------------
Default, whether or not the Bank has accelerated payment of the Term Loan Note or the LOC Note (hereafter, each a "Note" and collectively, the "Notes"), or after maturity or after judgment has been rendered on a Note, the unpaid principal of all advances under such Note shall, at the option of the Bank, bear interest at a rate which is three (3) percentage points per annum greater than that which would otherwise be applicable.

           1.07. LATE CHARGE. If the entire amount of any
                 -----------
required principal and/or interest is not paid in full within fifteen (15) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment. Any such late charge accrued is immediately due and payable.

           1.08. PREPAYMENT OF LOANS.  The Borrower may prepay
                 -------------------
all or part of the obligations under the Term Loan by paying the prepayment fee, if any, set forth in the Term Loan Note. The Borrower may prepay the Line of Credit or cash collateralize its obligations under the Letter of Credit Agreement, in whole or in part upon notice to the Bank, without penalty or fee. In addition, the Borrower shall also pay to the Bank any accrued and unpaid interest and all other sums due under the terms of the Loans at the time of such payment.

           1.09. FEES.
                 ----

           (a)   TERM LOAN.  At or prior to closing, the
                 ---------
Borrower agrees to pay a nonrefundable commitment fee of $96,000.00 on account of the Term Loan.

           (b)   LINE OF CREDIT. The Borrower agrees to pay a
                 --------------
nonrefundable line of credit fee quarterly, in an amount equal to one quarter of one percent (.25%) per annum, of the unused commitment, measured on an average daily basis.

           (c)   LETTER OF CREDIT. The Borrower agrees to pay
                 ----------------
a nonrefundable letter of credit fee in the amount of $1,230.00 on account of the renewal of the Letter of Credit at the time of the issuance of the Letter of Credit and on each anniversary date thereof.

           1.10. COLLATERAL. Repayment of the Loans shall be
                 ----------
secured by, among other things, a first lien security interest in all of the assets of the Borrower and Questar as described and granted in Security Agreements in favor of the Bank dated the date hereof, as amended from time to time (the "Security Agreements") in the form of Exhibit C hereto and UCC-1 Financing Statements executed and delivered by those entities to the Bank on the date hereof (the "Financing Statements").

           1.11. CONTINUING PERFECTION. The Borrower and Questar
                 ---------------------
will perform any and all steps requested by the Bank to create and maintain in the Bank's favor a valid first and exclusive lien on or security interest in the Collateral or pledges of Collateral, including, without limitation, the execution and delivery of financing statements and continuation statements, supplemental security agreements, mortgages, notes and any other documents necessary, in the opinion of the Bank, to protect its interest in the Collateral, the Bank having the responsibility to file any such financing statements and continuation statements. The Bank and its designated officer are hereby appointed the Borrower's and Questar's attorney-in-fact to do all acts and things which the Bank may deem necessary to perfect and preserve the security interests and liens provided for in this Agreement, including but not limited to, executing financing statements on behalf of the Borrower and Questar if the Borrower or Questar fails to do so upon the request of the Bank.

           1.12 THE GUARANTY.  Repayment of the Loans shall be
                ------------
supported by the execution of an unconditional guaranty (the
"Guaranty") by Questar in the form of Exhibit D hereto.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

           The Borrower hereby represents and warrants to the Bank that:

           2.01. ORGANIZATION. The Borrower is duly organized and
                 ------------
validly existing as a corporation under the laws of the State of Delaware. Questar is duly organized and validly existing as a corporation under the laws of the State of Minnesota. Each is in good standing therein, and duly qualified to transact business in all places where the failure to so qualify would have a material adverse effect on the business condition of the Borrower and its subsidiaries taken as a whole.

           2.02. AUTHORIZATION, NO CONFLICT. The execution and
                 --------------------------
delivery by the Borrower and Questar of this Agreement, the Notes, the Letter of Credit Agreement, the Security Agreements and all other documents contemplated hereunder (hereinafter called the "Loan Documents"), and the performance of the transactions contemplated by the Loan Documents, are within the Borrower's and Questar's corporate powers, have been duly authorized by all necessary action and do not and will not violate any provision of applicable law or of their respective Certificates of Incorporation or By-Laws, or result in the breach of, or constitute a default or require any consent under any indenture or other material agreement or instrument to which the Borrower or Questar is a party or by which the Borrower or Questar or their properties may be bound or affected, or cause any of such property to become subject to any lien, claim or encumbrance. Each of the Loan Documents constitutes the legal, valid and binding obligation of the signing parties, enforceable on its terms.

           2.03. FINANCIAL CONDITION. The financial statements of
                 -------------------
the Borrower and Questar heretofore furnished to the Bank (together, the "Financial Statements"), are complete and correct, were prepared in accordance with generally accepted accounting principles consistently applied and accurately present the financial condition of the Borrower and Questar as of the dates of such statements and the results of its operations for the periods then ended October 31 and December
31, 2005, respectively. Since those dates, there has been no material adverse change in the business, condition or prospects, financial or otherwise of either entity.

           2.04. LITIGATION. There are no judgments or orders
                 ----------
outstanding against the Borrower or Questar and there are no suits, investigations or proceedings pending, or, to the knowledge of the Borrower, threatened, against or affecting either entity which, if adversely determined, would by itself or in the aggregate have a material adverse effect on the financial condition, business or properties of the Borrower and its subsidiaries, taken as a whole.

           2.05. PURPOSE. No part of the proceeds of any Loan will
                 -------
be used to purchase or carry margin stock as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying margin stock, and the use of such proceeds shall not result in any violation of Regulations G, T, U or X of said Board.

           2.06. PROPERTIES. The Borrower and Questar each have
                 ----------
good and marketable title to all of its assets reflected in the Financial Statements, including the Collateral, free and clear of all liens, claims, encumbrances, and security interests (as defined in the Uniform Commercial Code), except as permitted hereunder or as disclosed in such statements.

           2.07. TAXES. The Borrower and Questar each have filed
                 -----
all tax returns required to be filed and paid all taxes due or assessed, including interest and penalties, except as specifically disclosed to the Bank, in writing, with respect to taxes being contested in good faith and by appropriate proceedings, provided adequate reserves have been made.

           2.08. CONSENTS. No consent or approval from, or notice
                 --------
to or filing with, any federal, state or other regulatory authority is required in connection with the execution of, or performance under, the Loan Documents by the Borrower or Questar other than such filings as may be required to be made with the Securities and Exchange Commission to disclose the Loans after closing.

           2.09. ERISA. Except as otherwise disclosed to the Bank
                 -----
with respect to that certain 401(k) Plan of Questar, each employee pension benefit plan ("Plan"), as defined in the Employee Retirement Income Security Act of 1974, as amended from time to time, including its rules and regulations ("ERISA"), of the Borrower and Questar is in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986 (as amended, from time to time) and any other applicable Federal or state law, and no event or condition is occurring or exists with respect to any such Plan concerning which the Borrower would be under an obligation to furnish a report to the Bank in accordance with Article 4 hereof.

           2.10. TRADEMARKS, PATENTS, LICENSES, ETC. The Borrower
                 ----------------------------------
and Questar possess all trademarks, patents, licenses, permits, trade names, copyrights, proprietary rights and approvals (collectively, "Intellectual Property Rights") required to conduct each of their respective businesses, as now constituted without conflict with the rights or, to the knowledge of the Borrower, claimed rights of others.

           2.11. NO MISREPRESENTATIONS OR MATERIAL NONDISCLOSURE.
                 -----------------------------------------------
Neither the Borrower nor Questar has made nor will make to the Bank, in this Agreement or pursuant to any of the Loan Documents, an untrue statement of a material fact, nor has omitted to state a material fact necessary to make any statement made not misleading.

           2.12. PERMITS. The Borrower and Questar represent that
                 -------
they have, and will continue to have, all material federal, state, and local licenses, certificates, and permits relating to each and its respective facilities, business, operations, premises, and leaseholds, and each is in compliance with all applicable federal, state, and local laws, rules, and regulations relating to air emissions, water discharges, noise emissions, solid or liquid storage disposal, hazardous or toxic waste or substances and other environmental, health, and safety matters.

ARTICLE 3. CONDITIONS OF LENDING.

           3.01. PRECONDITIONS TO THE LOANS AND LETTER OF
                 ----------------------------------------
CREDIT.  The Bank shall not be obligated to make the Loans or
------
issue the Letter of Credit hereunder unless all legal matters incident to the transactions hereby contemplated shall be satisfactory to the Bank and its counsel, and it shall have received properly executed, as of the closing date, and in a form it deems satisfactory, the following:

           (a)     This Agreement;

           (b)     The Notes;

           (c)     The Letter of Credit Agreement;

           (d)     The Security Agreements and UCC-1s;

           (e)     The Guaranty;

           All these documents, together with other documents executed in connection with the transaction contemplated hereby being referred to as the "Loan Documents".

           (f) Certified resolutions/consents of the Borrower and Questar authorizing the execution and delivery of the Loan
Documents, and the performance by such entity under those documents;

           (g) A certificate by the secretary of the Borrower and Questar specifying the name and titles and including the specimen signatures, of the officers authorized to sign the Loan Documents and certifying as true an attached copy of the by-laws;

           (h) A copy of the Certificate of Incorporation of each of the Borrower and Questar and any amendments thereto, certified by the Secretary of State of the jurisdiction of its incorporation, and a long form certificate of good standing from said Secretary of State;

           (i) An opinion of counsel to the Borrower and Questar in form and substance reasonably satisfactory to the Bank and its counsel;

           (j)     The Security Agreements and UCC-1 Financing
Statements, in form and substance satisfactory to the Bank;

           (k) A certificate of a reliable insurance company, licensed to conduct business in the relevant states, of appropriate insurance under Section 4.02 hereunder; and

           (l) Such additional documents as the Bank may reasonably request.

ARTICLE 4. AFFIRMATIVE COVENANTS.

           4.01. FINANCIAL COVENANTS. The Borrower and Questar
                 -------------------
agree that, while any amount is outstanding under any of the Loans or any commitment is in effect, it shall comply with the following covenants:

           (a) DEBT SERVICE COVERAGE RATIO.  The Borrower and
               ---------------------------
Questar, on a combined basis, shall maintain a debt service coverage ratio, defined as [adjusted EBIDTA] divided by [current portion of long term debt plus interest expense], of at least
1.90 to 1.00. For the purposes hereof, EBIDTA shall mean earnings before interest, depreciation, taxes and amortization.

           (b) INTEREST COVERAGE RATIO.  The Borrower and
               -----------------------
Questar, on a combined basis, shall maintain an interest coverage ratio of not less than 5:1. For the purposes hereof, the ratio shall be calculated as follows:

                [earnings before interest and taxes]
                -----------------------------------
                     [annual interest expense]

           (c) SENIOR DEBT TO EBIDTA RATIO.  The Borrower and
               ---------------------------
Questar, on a combined basis, shall maintain a senior debt to EBIDTA ratio of no greater than 3:1. The ratio shall be calculated as follows:

               [the sum of total outstanding debt from all
             sources (including permitted subordinated debt]
            ---------------------------------------------------
                        [TTM adjusted EBIDTA]

           (d) FIXED CHANGE COVERAGE RATIO.  The Borrower and
               ---------------------------
Questar, on a combined basis, shall maintain a minimum fixed charge coverage ratio of 1.2:1. The ratio shall be calculated as follows:

          Adjusted TTM EBIDTA less the sum of unfunded capital expenditures, less cash tax payments and less cash dividends]
      -------------------------------------------------------------
         [the sum of principal and cash interest payments on all
                      debts for the test period

Compliance with each ratio in (a) through (d) above, shall be tested by the Bank annually based on a rolling 4 quarter basis and the financial statements of the Borrower and Questar. For purposes of calculation, each ration in (a) through (d) above, the annual financial statements of the Borrower referred to in
(g) below shall be used each year and the asset listed under "Other" as "Test passage bank and test development" shall be includable as an asset and not excludable as an intangible in all calculations.

           (e) Within 10 days after the end of each month, the Borrower and Questar shall supply the Bank with an aging report of all accounts receivable and accounts payable in form satisfactory to the Bank in its sole discretion and certified as accurate by the President or Treasurer of such entity;

           (f) Within 10 days after the end of each month and/or at the time of each Advance under the Line of Credit, as requested by the Bank, the Borrower shall supply the Bank with a Borrowing Certificate in the form attached as Exhibit C hereto;

           (g) Within 120 days after the end of each fiscal year of the Borrower, the Borrower shall supply the Bank with financial statements of the Borrower and its consolidated subsidiaries (including Questar) on a consolidated and consolidating basis prepared by an independent certified public accountant reasonably satisfactory to the Bank, on an audit quality basis in accordance with generally accepted principles and practices of accounting consistently applied, accompanied by the report of such accountant acceptable to the Bank and certified as accurate by the President or Treasurer;

           (h) Within 90 days after the end of each fiscal quarter, the Borrower shall supply the Bank with quarterly internally prepared financial statements, accounts receivable aging, accounts payable aging and collateral and deposit account reconciliation of the Borrower and its consolidated subsidiaries (including Questar), prepared internally and certified by the President or Treasurer of the Borrower as to their accuracy and preparation in accordance with generally accepted principles and practices of accounting consistently applied;

           (i) Within 30 days after the timely filing thereof, the Borrower shall supply the Bank with complete, manually signed copies of the federal tax returns of the Borrower and Questar;

           (j) Promptly, the Borrower and Questar shall supply the Bank with such further information regarding the business affairs and financial condition of the Borrower and Questar as the Bank may require.

           4.02. INSURANCE. The Borrower and Questar shall keep
                 ---------
the following insurance in effect for itself and Questar:

           (a) All insurance policies required hereby which shall be (i) issued by companies which shall have an A.M. Best Rating Guide Stability Rating of A- or better, and a Financial Rating of VI or better, (ii) on forms, in amounts, and with deductibles, all of which are acceptable to the Bank and (iii) maintained throughout the term of the Loans, without cost to the Bank. All policies shall be deposited with the Bank (if required by the Bank), and shall contain such provisions as the Bank deems necessary or desirable to protect its interest, including, without limitation, a provision that such policy shall not be canceled, altered or in any way limited in coverage or reduced in amount unless the Bank is given thirty (30) days prior written notice or ten (10) days prior written notice of non-payment of premium.

           (b) Prepaid "Special Perils" (including flood if any property where the Collateral is located is in a special flood hazard zone), property insurance policy covering the property, together with the improvements, fixtures or other personal property comprising the Collateral, including replacement cost coverage and inflation adjustment endorsements, and such other insurance policies as the Bank shall require, including, without limitation, loss of rents insurance (one year's gross rental income), boiler and machinery insurance and business interruption coverage. All such policies to be written for the full insurable value of the property (without deduction for depreciation or obsolescence) or other assets securing the Loans and shall name the Bank as Loss Payee under a Lenders' Loss Payable Clause with respect to the Collateral securing the Loans. If a blanket policy is issued, a certified copy of said policy shall be furnished together with an endorsement indicating that the Bank is the insured under said policy in the proper designated amount. The Borrower shall also carry such other insurance as may reasonably be required by the Bank.

           (c) Commercial General Liability insurance insuring the Borrower and/or Questar and naming the Bank as additional insured. Such liability coverage shall be in the minimum amounts of $1 million per occurrence and $2 million in the aggregate.

           (d) Workers' Compensation/ Employer Liability
Coverage as required by applicable law.

           4.03. MAINTAIN BUSINESS. The Borrower and Questar
                 -----------------
shall continue to engage in substantially the same type of business in which each is presently engaged, and shall preserve their existence and good standing and all the material rights, privileges, franchises and other properties necessary and desirable in the normal conduct of their respective businesses. Neither Borrower nor Questar will change its name without furnishing the Bank with at least thirty (30) days prior written notice thereof. The Borrower and Questar will notify the Bank in writing prior to utilizing any trade name not previously submitted to the Bank.

           4.04. TAXES AND OBLIGATIONS. The Borrower and Questar
                 ---------------------
shall pay and discharge (a) all taxes, assessments and governmental charges or levies imposed on either entity or their respective income or profits or any of their respective properties prior to the date on which penalties attach thereto and (b) all lawful obligations and claims which, if unpaid, might cause a lien or charge to be created against any of their respective properties, except any such tax, assessment, charge or levy, the payment of which is being contested in good faith by proper proceedings, provided escrows, reasonably satisfactory to the Bank, have been established.

           4.05. COMPLIANCE WITH LAWS. The Borrower and Questar
                 --------------------
shall comply in all material respects with all applicable laws, regulations and orders of any governmental authority with jurisdiction.

           4.06.  NOTICES. The Borrower and Questar shall furnish
                  -------
to the Bank, promptly after it learns thereof and in no event more than ten (10) days after it learns thereof:

           (a) Written notice of (i) any violations from any regulatory agencies concerning it or its properties or assets,
(ii) any threatened or pending litigation or governmental or administrative proceeding concerning it or its properties or assets, (iii) any default under any other agreement to which it is a party, (iv) any default or Event of Default hereunder together with a statement by a responsible officer of the Borrower describing the action, if any, which it proposes to take with respect thereto, and/or (v) any material adverse change in its business, prospects or financial condition;

           (b) Written notice of any "reportable event" or "prohibited transaction" (as such terms are defined in ERISA), in connection with any Plan, and a statement of the action, if any, which it proposes to take with respect thereto, and when known, any action taken by the Internal Revenue Service or Department of Labor with respect thereto. In addition, the Borrower or Questar shall provide the Bank promptly after filing or receiving thereof, with copies of all reports and notices which it files under ERISA with the Pension Benefit Guaranty Corporation (the "PBGC") or the United States Department of Labor or which the Borrower receives from them;

           (c) Any notice of (i) the happening of any event involving the use, spill, discharge, or cleanup of any hazardous or toxic substance or waste or any oil, petroleum distillate or pesticide on any property owned or operated by the Borrower or Questar (a "Hazardous Discharge"); or (ii) any complaint, order, citation, or notice with regard to air emissions, water discharges, noise emissions, or any other environmental, health, or safety matter affecting the Borrower (an "Environmental Complaint") from any person or entity, including, without limitation, the New York State Department of Environmental Conservation, any similar governmental agency of any other state or the United States Environmental Protection Agency, then the Borrower and Questar agree to give oral and written notice of same to the Bank within twenty-four (24) hours of its receipt of such notice;

           (d) Any change in the name or trade name of the Borrower or Questar;

           (e) Any material adverse change with respect to the business or financial condition of the Borrower or Questar;

           (f) Any default under this Agreement or any other
Loan;

           (g) Any change in the location of the Collateral;
and

           (h) Promptly, such additional notices as the Bank may request.

           4.07. FIELD EXAMINATIONS.  The Bank shall have full
                 ------------------
access during normal business hours upon reasonable advance notice to the Borrower and Questar to, and the right, through its officers, agents, attorneys or accountants and at the Borrower's expense for one inspection per year (so limited if no Event of Default has occurred and is continuing) to: (i) examine, check, inspect and make abstracts and copies from the Borrower's books, accounts, orders, records, audits, correspondence, and all other papers; (ii) confirm and verify all Accounts Receivable, and other Collateral securing repayment of the Loans; and (iii) enter upon the premises of the Borrower or Questar during normal business hours and from time to time upon reasonable advance notice, for the purpose of examining the records concerning the Collateral and for inspecting the Collateral and any and all records.

           Field examinations shall be conducted not more than once during each twelve month period of this Agreement. The Bank may, in its commercially reasonable discretion, request additional field examinations in any such twelve month period. The Borrower and/or Questar shall be responsible to reimburse the reasonable expenses of Bank for each field examination.

           4.08. OPERATING ACCOUNTS. The Borrower shall maintain
                 ------------------
all its operating accounts with the Bank. Questar shall establish all its operating accounts with the Bank not later than 30 days after the date hereof.

           4.09. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower
                 ----------------------------------
and Questar shall, and shall cause others to, carry on the business and operations on all property owned or operated by them so as to comply and remain in compliance with, all applicable federal, state, regional, county, or local laws, statutes, rules, regulations, or ordinances concerning public health, safety, or the environment, and all rules, regulations, and guidance documents promulgated or published thereunder, and any state, regional, county, or local statute, law, rule, regulation or ordinance relating to public health, safety, or the environment, including, without limitation, (i) relating to releases, discharges, emissions, or disposals to air, water, land, or groundwater; (ii) to the withdrawal or use of groundwater; (iii) to the use, handling, or disposal of polychlorinated byphenyls (PCBs), asbestos or urea formaldehyde;
(iv) to the treatment, storage, disposal, or management of hazardous substances (including, without limitation, petroleum, its derivatives, by-products, or other hydrocarbons), and any other solid, liquid, or gaseous substance, exposure to which is prohibited, limited, or regulated, or may or could pose a hazard to the health and safety of the occupants of the site and facility or the property adjacent to or surrounding the site;
(v) to the exposure of persons to toxic, hazardous, or other controlled, prohibited, or regulated substances; and (vi) to the transportation, storage, disposal management, or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued.

ARTICLE 5. NEGATIVE COVENANTS.

           The Borrower and Questar agree that, while any amount is outstanding under any of the Loans or any commitment is in effect, they shall not:

           5.01. LIMITATION ON MERGERS AND SALE OF ASSETS.
                 ----------------------------------------
Without the prior written consent of the Bank, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or assets or the business or assets of any of its subsidiaries or acquire all or substantially all of the business or assets of another person, except that:

           (a) Any subsidiary of the Borrower or Questar may be merged or consolidated into the Borrower or Questar;

           (b) Any subsidiary of either may be merged or consolidated into any other subsidiary; and

           (c) The Borrower may acquire all or substantially all of the business or assets of another person if the aggregate consideration therefore does not exceed $250,000 subject to compliance with the provisions of this Agreement.

           5.02. LIMITATIONS ON LIENS. Create or suffer, or
                 --------------------
permit any lien, or security interest on its properties, except:

           (a) Liens existing on the date hereof and reflected in the financial statements referred to in Section 4.01 hereof;

           (b) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings if adequate escrows, reasonably satisfactory to the Bank, have been established; or

           (c) Carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising as a matter of law in the ordinary course of business securing amounts which are not due for a period of more than thirty (30) days;

           (d) Purchase money mortgages or liens on property acquired by the Borrower or Questar from and after the closing of the Loans in an amount not in excess of $250,000.00 to secure the purchase price of such property, provided that such mortgage or lien shall apply and attach only to the property originally subject thereto and fixed improvements constructed thereon.

           5.03. DEBT. Create or suffer, without the prior
                 ----
written consent of the Bank, any: (a) additional indebtedness for borrowed money or loans to shareholders or officers (except for obligations pursuant to Series A Convertible Preferred Stock of the Borrower and obligations pursuant to or contemplated by the Stock Purchase Agreement dated as of May 31, 2006, between TASA, Questar and the Selling Shareholders of Questar; or (b) obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as original leases; or (c) unfunded vested benefits under plans maintained for employees covered by ERISA.

           5.04. ERISA COMPLIANCE. Engage in any "prohibited
                 ----------------
transaction" or incur any "accumulated funding deficiency" whether or not waived (as such terms are defined in ERISA) or terminate any Plan in a manner which could result in the imposition of a lien on any property of the Borrower or Questar pursuant to ERISA without the prior written consent of the Bank.

ARTICLE 6. DEFAULT.

           6.01. EVENTS OF DEFAULT. Each of the following is an
                 -----------------
event of default ("Event of Default") under this Agreement:

           (a) Failure by the Borrower to pay any principal, or interest amount of any Loan on its due date, or the failure to pay any fee with respect to any Loan when due pursuant to this Agreement and such failure to pay any fee is not cured within three (3) days after such default; or

           (b) Any representation, warranty or statement contained in this Agreement (or any document or instrument furnished in connection with this Agreement) shall prove to have been false or misleading in any material respect, when made or deemed made; or

           (c) Failure by the Borrower or Questar to observe any covenant or agreement contained in Article 5 hereof which failure is not cured within ten (10) days after written notice to the Borrower by the Bank thereof; or

           (d) Failure by the Borrower or Questar to observe any other covenant or agreement contained in this Agreement and such failure shall continue unremedied for a period of thirty (30) days after written notice to the Borrower by the Bank thereof; or

           (e) The occurrence and continuance of a material default by the Borrower or Questar under any other obligation to the Bank, now existing or hereafter arising and the expiration of any applicable notice and cure period; or

           (f) The occurrence and continuance of a material default by the Borrower or Questar under any other Loan Document which default is not cured within any applicable grace or notice period; or

           (g) The Borrower or Questar shall admit its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by the Borrower or Questar, or against the Borrower or Questar which is not vacated or terminated within sixty (60) days of the institution thereof, seeking relief as to the Borrower or Questar under the federal Bankruptcy Code (or its successors) (the "Bankruptcy Code") or to adjudicate it insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts or property under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection; or

           (h) All or any substantial part of the properties or assets of the Borrower or Questar shall have been condemned, seized or otherwise appropriated without fair consideration therefore; or

           (i) Other than as disclosed in writing to the Bank prior to the date hereof, an event or condition occurs or exists with respect to any Plan concerning which the Borrower or Questar is under any obligation to furnish a report to the Bank in accordance with Section 4.06 hereof or as a result thereof the Borrower has incurred or in the opinion of the Bank is reasonably likely to incur a liability to a Plan and/or the PBGC which is material in relation to the Borrower's financial condition; or

           (j) The dissolution, liquidation or cessation of doing business by the Borrower or Questar; or

           (k) Any change shall occur in the ownership or control of Questar, without the prior written consent of the Bank; or

           (l) The loss of any necessary license or permit for the operation of the business operated or to be operated by the Borrower and Questar; or

           (m) Transfer of title to any material portion of, or interest in, the Collateral other than in the ordinary course of business; or

           (n) If there shall occur the entry of any judgment, issuance of any garnishment, attachment or distraint, the filing of any lien or of any government attachment against the Borrower or Questar in an amount of $100,000.00 or greater, which entry, issuance, attachment or filing shall have continued unstayed and in effect for a period of ninety (90) consecutive days, or if a writ of execution or attachment or any similar process shall be issued or levied against all or any material part of or interest in the properties or assets of the Borrower or Questar or any judgment involving monetary damages in an amount of $100,000.00 or greater shall be entered against the Borrower or Questar or which shall become a lien on the Borrower or Questar's properties or assets or any material portion thereof or interest therein and an appeal is not taken and actively prosecuted on such judgment within ninety (90) days of its entry, or such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy; or

           (o) There occurs any event which in the Bank's reasonably commercial judgment materially adversely affects (i) the ability of the Borrower or Questar to perform any of its material obligations under the Loan Documents; (ii) the business or financial condition of the Borrower or Questar; or (iii) the value of the Collateral or the Bank's security interest therein.

           6.02. REMEDIES. If there is an Event of Default, the
                 --------
Bank may, without presentment, demand, protest, notice or other formality (all of which are waived by the Borrower or Questar):

           (a) Declare the full unpaid principal amount outstanding hereunder and accrued interest thereon to be immediately due and payable, whereupon such amounts shall be immediately due and payable; or

           (b) Foreclose or exercise any of its rights with respect to any Collateral without waiving its rights to proceed against any other Collateral or other entities or individuals directly or indirectly responsible for payment of the Loans; or

           (c) Exercise any other remedies under applicable law, or under this Agreement or any other Loan Document, including but not limited to proceeding to enforce its right by suit in equity, action at law or other appropriate proceeding, whether for payment or the specific performance of the covenants or agreements contained in this Agreement or any other Loan Document.

           All remedies of the Bank provided for herein are cumulative and shall be in addition to all other rights or remedies of the Bank. The Borrower and Questar shall be liable for all costs, charges and expenses, and other sums incurred or advanced by the Bank (including reasonable attorney's fees and disbursements) to preserve the Collateral, collect on the Loans, protect the Bank's interests in or realize on the Collateral or to enforce the Bank's rights against the Borrower or Questar.

           6.03. RIQHT OF SET-OFF; SECURITY INTEREST. The Borrower
                 -----------------------------------
and Questar hereby grant to the Bank, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank and the successors and assigns or in transit to any of them, other than deposits or funds held by the Borrower in trust for another. At any time, after an Event of Default, without demand or notice (any such notice being expressly waived by the Bank) the Bank may setoff the same or any part thereof and apply the same to any liability or obligation of the Borrower or Questar even though unmatured and regardless of the adequacy of any other collateral securing the Loans. Any and all rights to require the Bank to exercise its rights or remedies with respect to any other collateral which secures the Loans, prior to exercising its right of setoff with respect to such deposits, credits or other property are hereby knowingly, voluntarily and irrevocably waived.

ARTICLE 7. MISCELLANEOUS.

           7.01. CROSS DEFAULT/CROSS COLLATERAL.  All other
                 ------------------------------
agreements between or among the Bank and the Borrower and/or Questar are hereby amended so that an Event of Default under this Agreement is a default under all such other agreements and a default after the expiration of applicable notice and cure periods under any one of those agreements is an Event of Default under this Agreement. All such agreements between or among the Bank and the Borrower and/or Questar are further amended so that the Collateral under this Agreement secures the obligations now or hereafter outstanding under all other agreements with the Bank and the collateral which serves as security under any other agreement of the Borrower and/or Questar with the Bank secures the obligations under this Agreement.

           7.02. INDEMNIFICATION. At all times the Borrower and
                 ---------------
Questar shall jointly and severally defend and indemnify and hold the Bank (which for the purposes of this paragraph shall include the present or future shareholder, officers, directors, employees, representatives, agents, licensees and assigns of the
Bank) harmless from and against any and all liabilities, claims, demands, suits, proceedings, actions, causes of action, losses, damages, settlements, judgments, recoveries, costs and expenses (including reasonable fees and actual disbursements of counsel) resulting from any material breach of the representations, warranties, agreements or covenants made by the Borrower in this Agreement or any other Loan Document, arising from or connected with the transactions contemplated by this Agreement or any other Loan Document, or any of the rights and properties assigned or pledged to the Bank, except to the extent arising from the gross negligence or wilful misconduct of the Bank.

           7.03. AMENDMENTS, WAIVERS, ETC. No amendment or waiver
                 ------------------------
of any provision in the Loan Documents or consent to any departure by the Borrower or Questar therefrom, shall be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No failure by the Bank to exercise in whole or part, and no delay in so exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

           7.04. SURVIVAL. All representations and warranties
                 --------
made herein or pursuant hereto shall survive the making of the Loans hereunder.

           7.05. USURY. If, at any time, the rate of interest,
                 -----
together with all amounts which constitute interest and which are reserved, charged or taken by Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of any Loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by Bank under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

           7.06. PAYMENT OF FEES AND EXPENSES. The Borrower and
                 ----------------------------
Questar shall pay on demand all expenses of Bank in connection with the preparation, administration, default, collection, waiver or amendment of loan terms, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, reasonable fees of outside legal counsel or the reasonable allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loans or the Collateral, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by the Collateral.

           7.07. GOVERNING LAW. This Agreement shall be deemed
                 -------------
to have been made under, governed by and construed in accordance with, the laws of the State of New York (excluding the laws applicable to conflicts or choice of law); provided that the foregoing is not intended to limit the maximum rate of interest which may be charged or collected by the Bank hereunder if, under the laws applicable to it, the Bank may charge or collect such interest at a higher rate than is permissible under the laws of said State.

           7.08. BINDING EFFECT. This Agreement shall be binding
                 --------------
upon, and shall inure to the benefit of, the Borrower, Questar, the Bank and their respective successors and assigns except that the Borrower and Questar may not assign or transfer its rights or obligations hereunder.

           7.09. NOTICES.  Notices under this Agreement shall be
                 -------
delivered personally or by registered mail to the address shown on the signature page hereof. Notice personally delivered shall be effective as of delivery or, if sent by registered mail, on the third business day after the date of mailing.

           7.10. SUBSIDIARIES. If the Borrower or Questar has
                 ------------
any subsidiaries (defined as corporations in which the Borrower or Questar owns or controls the majority of the capital stock with ordinary voting power) all representations, covenants and conditions referring to the Borrower or Questar shall also apply to its subsidiaries, and, all financial statements and tests shall apply to the Borrower or Questar and their subsidiaries on a consolidated and consolidating basis.

           7.11. CAPTIONS. The captions and headings hereunder
                 --------
are for convenience only and shall not affect the interpretation or construction of this Agreement.

           7.12. SEVERABILITY. The provisions of this Agreement
                 ------------
shall be severable; if any provision shall be held invalid or unenforceable in whole or in part the determination shall not affect the remaining provisions of the Agreement in any manner.

           7.13. DISCLOSURE. The Bank is hereby authorized to
                 ----------
disclose any financial or other information it may have about the Borrower or Questar to any present or future participant or prospective participant, any regulatory body or agency having jurisdiction over the Bank, or to any successor to all or any part of the Bank's interest herein.

           7.14. REPLACEMENT OF NOTE/SECURITY DOCUMENT. Upon
                 -------------------------------------
receipt of an affidavit of an officer of Bank as to the loss, theft, destruction or mutilation of any Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, the Borrower and/or Questar will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

           7.15. WAIVER OF TRIAL BY JURY. THE BORROWER AND THE
                 -----------------------
BANK (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


Attest:                                 TOUCHSTONE APPLIED SCIENCE
                                        ASSOCIATES, INC., a Delaware
                                        corporation


/s/ LINDA G. STRALEY                   By: /s/ ANDREW L. SIMON
--------------------                       -------------------
    Linda G. Straley                           Andrew L. Simon


Attest:                                 QUESTAR EDUCATIONAL SYSTEMS, INC.


/s/ LINDA G. STRALEY                   By: /s/ THEODORE NAEGELI
--------------------                       --------------------
    Linda G. Straley                           Theodore Naegeli


Attest:                                 TD BANKNORTH, N.A.


/s/ CHARLES R. BERMAN                  By: /s/ WILLIAM MELCHER
---------------------                      -------------------
    Charles R. Berman                          William Melcher

                                  Exhibits
                                  --------

Exhibit A	Form of Term Loan Note

Exhibit B	Form of Line of Credit Note

Exhibit C	Form of Security Agreements

Exhibit D	Form of Guaranty

                                EXHIBIT A

                            TD BANKNORTH, N.A.
                       COMMERCIAL TERM LOAN NOTE


                                          Amount:  $9,600,000.00

                                          Dated:  May 31, 2006

            FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay TD BANKNORTH, N.A. (the "Bank"), at its office located at 703 Main Street, Poughkeepsie, New York 12601, or at such other place as the Bank may direct, NINE MILLION SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($9,600,000.00), together with interest, as follows:

            1.	 COMMERCIAL TERM LOAN. This Note evidences the
                 --------------------
Borrower's obligations under a commercial term loan in the amount of $9,600,000.00 (the "Loan") which is being made available by the Bank to the Borrower in accordance with, and subject to the terms and provisions of, the Loan Agreement dated the date hereof by and between the Borrower and the Bank (the "Loan Agreement"). This Note is subject to and governed by the terms and provisions of the Loan Agreement, all of which terms and provisions are incorporated herein by reference. All capitalized terms used herein and not defined shall have the meaning set forth in the Loan Agreement.

            2.	 INTEREST RATE.  The Borrower shall pay the Bank
                 -------------
interest on the unpaid principal balance of the Loan from the date of this Note at a variable annual rate equal to two and one-half percent (2.50%) above the LIBOR for the Designated Maturity. Such adjustments shall become effective on the first
(1st) day of each month (the "Reset Date") with the first Reset Date being July 1, 2006. The Bank shall not be required to notify Borrower of adjustments in said interest rate. As used herein, LIBOR (London Interbank Offered Rate) means the rate for deposits in U.S. Dollars for a period of the Designated Maturity, which appears on the Telerate Page 3750 as of 11:00 AM, London time, on the day that is two (2) London banking days prior to the Reset Date. If such rate does not appear on Telerate Page 3750, the rate for that adjustment date will be the arithmetic mean of the rates quoted by major banks in London, selected by the Bank for the Designated Maturity, as of 11:00 AM, London time, on the day that is two (2) London banking days prior to the Reset Date. "Telerate" means, when used in connection with any designated page and any floating rate option, the display page so designated on Bridge's Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices comparable to that floating rate option. "Designated Maturity" means a period of one (1) month.

            All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed for any payment period.

            3.  TERM. This Note matures and is payable in full
                ----
on May 30, 2011 (the "Due Date").

            4.  PAYMENTS.  For the first six (6) months of the
                --------
term of the Loan, the Borrower shall pay accrued interest only on the principal unpaid amount of the Loan. Such payments of accrued interest shall be paid by the Borrower on the first
(1st) day of each and every succeeding month commencing on July 1, 2006 and continuing until December 1, 2006, subject to adjustment in accordance with the Following Business Day Convention. Commencing on January 1, 2007 and for the remainder of the term of the Loan, the Borrower shall pay consecutive monthly installments of principal plus accrued interest according to the principal schedule as set forth in the attached
Schedule I and continuing until the Due Date, when the entire unpaid amount of fees, interest and principal shall be due and payable, subject to adjustment in accordance with the Following Business Day Convention.

            The "Following Business Day Convention" means the convention for adjusting any relevant date that would otherwise fall on a day that is not a Business Day so that the date will
be the first following day that is a Business Day.   As used
herein, "Business Day" means a day (other than Saturday, Sunday or holiday) on which the Bank is open and conducting its customary banking transactions in the State of New York.

            All payments shall be automatically charged to the Borrower's operating account with the Bank, which shall be maintained in good standing at the Bank during the duration of the Loan or any other loan made by the Bank to the Borrower.

            All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after an Event of Default (as defined hereafter), payments will be applied to the obligations of Borrower to Bank as Bank determines in its sole discretion.

            5.  PREPAYMENT.  Prepayment will be permitted, in
                ----------
whole or in part, at any time, without fee or penalty. In addition to any prepaid amount, the Borrower shall also pay to the Bank any accrued and unpaid interest and all other sums due under the terms of this Note at the time of such prepayment. All prepayments shall be applied first to unpaid fees, unpaid interest and then to installments of principal in their inverse order of maturity.

            Prepayments of borrowings covered by an interest rate swap may require termination or adjustment of the swap and will be subject to the terms and conditions of the swap agreement with respect to such prepayment.

            6.  LATE FEE.  If the entire amount of any required
                --------
principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay to Bank a late fee equal to five percent (5%) of the required payment.

            7.  COLLATERAL. Repayment of this Note is secured
                ----------
by, among other things, a first lien security interest in all of the assets of the Borrower (the "Collateral") pursuant to the terms of a Security Agreement dated the date hereof between the Bank and the Borrower (the "Security Agreement"). Any security interests in any other collateral given to the Bank by the Borrower in connection with any other obligation to the Bank shall also secure repayment of this Note.

            8.  DEFAULT. The Borrower shall be in default under
                -------
this Note upon the occurrence of any of the following events
(each, an "Event of Default"):

                (a) Failure by the Borrower to pay any payment of principal, interest or fee due under this Note or any Loan (as defined in the Loan Documents) on its due date, and such failure to pay is not cured within three (3) days after such default; or

                (b) Any representation, warranty or statement contained in this Note (or any document or instrument furnished in connection with this Note) shall prove to have been false or misleading in any material respect, when made or deemed made; or

                (c)   An Event of Default occurs under any Loan
Document.

                (d) The occurrence and continuance of a material default by the Borrower or Questar under any other Loan Document which default is not cured within any applicable grace or notice period; or

                (e) The Borrower or Questar shall admit its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by the Borrower or Questar, or against the Borrower or Questar which is not vacated or terminated within sixty (60) days of the institution thereof, seeking relief as to the Borrower or Questar under the federal Bankruptcy Code (or its successors) (the "Bankruptcy Code") or to adjudicate it insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts or property under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection; or

                (f)   All or any substantial part of the
properties or assets of the Borrower or Questar shall have been condemned, seized or otherwise appropriated without fair consideration therefore; or

                (g) Other than as disclosed in writing to the Bank prior to the date hereof, an event or condition occurs or exists with respect to any Plan concerning which the Borrower or Questar is under any obligation to furnish a report to the Bank or as a result thereof the Borrower has incurred or in the opinion of the Bank is reasonably likely to incur a liability to a Plan and/or the PBGC which is material in relation to the Borrower's financial condition; or

                (h) The dissolution, liquidation or cessation of doing business by the Borrower or Questar; or

                (i) Any change shall occur in the ownership or control of Questar, without the prior written consent of the Bank; or

                (j) The loss of any necessary license or permit for the operation of the business operated or to be operated by the Borrower and Questar; or

                (k) Transfer of title to any material portion of, or interest in, the Collateral (as defined in the Loan
Documents) other than in the ordinary course of business.

                (l)   If there shall occur the entry of any
judgment, issuance of any garnishment, attachment or distraint, the filing of any lien or of any government attachment against the Borrower or Questar in an amount of $100,000.00 or greater, which entry, issuance, attachment or filing shall have continued unstayed and in effect for a period of ninety (90) consecutive days, or if a writ of execution or attachment or any similar process shall be issued or levied against all or any material part of or interest in the properties or assets of the Borrower or Questar or any judgment involving monetary damages in an amount of $100,000.00 or greater shall be entered against the Borrower or Questar or which shall become a lien on the Borrower or Questar's properties or assets or any material portion thereof or interest therein and an appeal is not taken and actively prosecuted on such judgment within ninety (90) days of its entry, or such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty
(30) days after its entry or levy; or

                (m) There occurs any event which in the Bank's reasonably commercial judgment materially adversely affects (i) the ability of the Borrower or Questar to perform any of its material obligations under the Loan Documents; (ii) the business or financial condition of the Borrower or Questar; or (iii) the value of the Collateral or the Bank's security interest therein.

            Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (c) at the Bank's option, this Note will bear interest at the default rate of interest set forth below from the date of the occurrence of the Event of Default; and (d) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

            Upon default (whether or not Bank has accelerated payment of this Note), or after maturity or after judgment has been rendered on this Note, the unpaid principal of all advances shall, at the option of Bank, bear interest at a rate which is three (3) percentage points (3.00%) per annum greater than that which would otherwise be applicable. The Borrower acknowledges that: (i) such additional rate is a material inducement to the Bank to make the Loan; (ii) the Bank would not have made the Loan in the absence of the agreement of the Borrower to pay such additional rate; (iii) such additional rate represents compensation for increased risk to the Bank that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to the Bank in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and
(b) compensation to the Bank for losses that are difficult to ascertain.

            The Bank does not give up its rights upon a default as a result of any delay in declaring or failing to declare a default.

            9.  SET-OFF. Borrower hereby grants to Bank, a
                -------
continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank and its successors and assigns or in transit to any of them. At any time, after an Event of Default, without demand or notice (any such notice being expressly waived by Borrower), Bank may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY
AND IRREVOCABLY WAIVED.

            10. WAIVERS. The Bank is not required to do any of
                -------
the following before enforcing its rights under this Note:

                (a)     Demand payment of amounts due;

                (b) Give notice that amounts due have not been paid; or

                (c)     Obtain an official certificate of non-
payment.

            11. CHANGES.  This Note can only be changed by an
                -------
agreement in writing signed by the Borrower and the Bank.

            12. NOTE BINDING ON EACH BORROWER AND SUCCESSOR. All
                -------------------------------------------
obligations under this Note are the joint and several unconditional obligations of each Borrower and all who succeed to their rights and interests. Release of any Borrower, Collateral or guarantor shall not release any other Borrower, Collateral or guarantor.

            13. GOVERNING LAW. This Note shall be construed
                -------------
according to the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) and the Borrower consents to the jurisdiction of the courts of the State of New York to determine any questions of fact or law arising under this Note.

            14. PAYMENT OF FEES AND EXPENSES. Borrower shall pay
                ----------------------------
on demand all expenses of Bank in connection with the preparation, administration, default, collection, waiver or amendment of Loan terms, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

            15. WAIVER OF TRIAL BY JURY. BORROWER AND BANK (BY
                -----------------------
ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

            16. NO USURY. If, at any time, the rate of interest,
                --------
together with all amounts which constitute interest and which are reserved, charged or taken by Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by Bank to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date.

            17. RIGHTS CUMULATIVE. The rights and remedies of the
                -----------------
Bank under this Note and the Loan Documents shall be cumulative and concurrent and at the sole discretion of the Bank may be pursued singly, successively, or together and exercised as often as the Bank shall desire. Time is of the essence under this Note. The failure of the Bank to exercise any such right or remedy shall in no event be construed an a waiver of release thereof. Nothing herein contained shall be construed as limiting the Bank to the remedies mentioned above.

            18. PLEDGE TO THE FEDERAL RESERVE. Bank may at any
                -----------------------------
time pledge or assign all or any portion of its rights under the Loan Documents, including any portion of this Note, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under any of the Loan Documents.

            19. RIGHTS TO SELL PORTION OF LOAN TO A PROSPECTIVE
                -----------------------------------------------
PARTICIPANT. Bank shall have the unrestricted right at any time
-----------
and from time to time, and without the consent of or notice to Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in Bank's obligation to lend hereunder and/or any or all of the Loans held by Bank hereunder. In the event of any such grant by Bank of a participating interest to a Participant, whether or not upon notice to Borrower, Bank shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Bank in connection with Bank's rights and obligations hereunder. Bank may furnish any information concerning Borrower in its possession from time to time to prospective Participants, provided that Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

            20. INTEGRATION. This Note is intended by the parties
                -----------
as the final, complete and exclusive statement of the transaction evidenced by this Note. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Note and no party is relying on any. promise, agreement or understanding not set forth in this Note. This Note may not be amended or modified except by a written instrument describing such amendment or modification executed by Borrower and Bank.

            21. USE OF PROCEEDS (REGULATION U). No portion of the
                ------------------------------
proceeds of the Loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

            22. REPLACEMENT OF NOTE. Upon receipt of an affidavit
                -------------------
of an officer of Bank as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

            IN WITNESS WHEREOF, the Borrower has executed this Commercial Term Loan Note as of the day and year first set forth above.


Seal
Attest:                                    TOUCHSTONE APPLIED SCIENCE,
                                           ASSOCIATES, INC., a Delaware
                                           corporation


BY:______________________________          By:________________________________
    Linda G. Straley, Secretary                 Andrew L. Simon, President

                                  EXHIBIT B
                              TD BANKNORTH, N.A.
                        COMMERCIAL LINE OF CREDIT NOTE

                                                Amount: $4,000,000.00

                                                Dated:  May 31, 2006

            FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay TD BANKNORTH, N.A. (the "Bank"), at its office located at 703 Main Street, Poughkeepsie, New York 12601, or at such other place as the Bank may direct, FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00), together with interest, as follows:

            1.  LINE OF CREDIT. This Note evidences the
                --------------
Borrower's obligations under an asset-based revolving line of credit (the "Loan") which is being made available by the Bank to the Borrower in accordance with, and subject to the terms and provisions of, the Loan Agreement dated the date hereof by and between the Borrower and the Bank (the "Loan Agreement"). This
Note is subject to and governed by the terms and provisions of the Loan Agreement, all of which terms and provisions are incorporated herein by reference. All capitalized terms used herein and not defined shall have the meaning set forth in the Loan Agreement.

            2.  INTEREST RATE. The Borrower shall pay the Bank
                -------------
interest on the unpaid principal balance of the Loan from the date of this Note at a variable annual rate equal to two and one-half percent (2.50%) above the LIBOR for the Designated Maturity. Such rate shall be set at closing and adjusted every three (3) months (each such date being a "Reset Date"). The Bank shall not be required to notify Borrower of adjustments in said interest rate. As used herein, LIBOR (London Interbank Offered Rate) means the rate for deposits in U.S. Dollars for a period of the Designated Maturity, which appears on the Telerate Page 3750 as of 11:00 AM, London time, on the day that is two
(2) London banking days prior to the Reset Date. If such rate does not appear on Telerate Page 3750, the rate for that adjustment date will be the arithmetic mean of the rates quoted by major banks in London, selected by the Bank for the Designated Maturity, as of 11:00 AM, London time, on the day that is two (2) London banking days prior to the Reset Date. "Telerate" means, when used in connection with any designated page and any floating rate option, the display page so designated on Bridge's Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices comparable to that floating rate option. "Designated Maturity" means a period of three (3) months.

            All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed for any payment period.

            3.  TERM. This Note matures and is payable in full on
                ----
April 30, 2008 (the "Due Date").

            4.  PAYMENTS.  The Borrower shall pay accrued
                --------
interest only on the unpaid principal amount of the Loan, on the first (1st) day of July 2006 and the first (1st) day of each and every succeeding month following the initial advance hereunder and continuing until the Due Date, or earlier demand for payment, if applicable, when the entire unpaid amount of fees, interest and principal shall become due, subject to adjustment in accordance with the Following Business Day Convention.

            The "Following Business Day Convention" means the convention for adjusting any relevant date that would otherwise fall on a day that is not a Business Day so that the date will
be the first following day that is a Business Day.   As used
herein, "Business Day" means a day (other than Saturday, Sunday or holiday) on which the Bank is open and conducting its customary banking transactions in the State of New York.

            All payments shall be automatically charged to the Borrower's operating account with the Bank, which shall be maintained in good standing at the Bank during the duration of the Loan or any other loan made by the Bank to the Borrower.

            All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after an Event of Default hereunder, payments will be applied to the obligations of Borrower to Bank as Bank determines in its sole discretion.

            5.  PREPAYMENT,. Prepayment will be permitted, in
                -----------
whole or in part, at any time, without fee or penalty. In addition to any prepaid amount, the Borrower shall also pay to the Bank any accrued and unpaid interest and all other sums due under the terms of this Note at the time of such prepayment. All prepayments shall be applied first to unpaid fees, unpaid interest and then to installments of principal in their inverse order of maturity.

            6.  LATE FEE. If the entire amount of any required
                --------
principal and/or interest is not paid in full within ten (10) days after the same is due, Borrower shall pay to Bank a late fee equal to five percent (5%) of the required payment.

            7.  COLLATERAL. Repayment of this Note is secured
                ----------
by, among other things, a first lien security interest in all of the assets of the Borrower (the "Collateral") pursuant to the terms of a Security Agreement dated the date hereof between the Bank and the Borrower (the "Security Agreement"). Any security interests in any other collateral given to the Bank by the Borrower in connection with any other obligation to the Bank shall also secure repayment of this Note.

            8.  DEFAULT. The Borrower shall be in default under
                -------
this Note upon the occurrence of any of the following events
(each, an "Event of Default"):

                (a) Failure by the Borrower to pay any payment of principal, interest or fee due under this Note or any Loan (as defined in the Loan Documents) on its due date, and such failure to pay is not cured within three (3) days after such default; or

                (b) Any representation, warranty or statement contained in this Note (or any document or instrument furnished in connection with this Note) shall prove to have been false or misleading in any material respect, when made or deemed made; or

                (c)   An Event of Default occurs under any Loan
Document.

                (d) The occurrence and continuance of a material default by the Borrower or Questar under any other Loan Document which default is not cured within any applicable grace or notice period; or

                (e) The Borrower or Questar shall admit its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by the Borrower or Questar, or against the Borrower or Questar which is not vacated or terminated within sixty (60) days of the institution thereof, seeking relief as to the Borrower or Questar under the federal Bankruptcy Code (or its successors) (the "Bankruptcy Code") or to adjudicate it insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts or property under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection; or

                (f)   All or any substantial part of the
properties or assets of the Borrower or Questar shall have been condemned, seized or otherwise appropriated without fair consideration therefore; or

                (g) Other than as disclosed in writing to the Bank prior to the date hereof, an event or condition occurs or exists with respect to any Plan concerning which the Borrower or Questar is under any obligation to furnish a report to the Bank or as a result thereof the Borrower has incurred or in the opinion of the Bank is reasonably likely to incur a liability to a Plan and/or the PBGC which is material in relation to the Borrower's financial condition; or

                (h) The dissolution, liquidation or cessation of doing business by the Borrower or Questar; or

                (i) Any change shall occur in the ownership or control of Questar, without the prior written consent of the Bank; or

                (j) The loss of any necessary license or permit for the operation of the business operated or to be operated by the Borrower and Questar; or

                (k) Transfer of title to any material portion of, or interest in, the Collateral (as defined in the Loan
Documents) other than in the ordinary course of business.

                (l)   If there shall occur the entry of any
judgment, issuance of any garnishment, attachment or distraint, the filing of any lien or of any government attachment against the Borrower or Questar in an amount of $100,000.00 or greater, which entry, issuance, attachment or filing shall have continued unstayed and in effect for a period of ninety (90) consecutive days, or if a writ of execution or attachment or any similar process shall be issued or levied against all or any material part of or interest in the properties or assets of the Borrower or Questar or any judgment involving monetary damages in an amount of $100,000.00 or greater shall be entered against the Borrower or Questar or which shall become a lien on the Borrower or Questar's properties or assets or any material portion thereof or interest therein and an appeal is not taken and actively prosecuted on such judgment within ninety (90) days of its entry, or such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty
(30) days after its entry or levy; or

                (m) There occurs any event which in the Bank's reasonably commercial judgment materially adversely affects (i) the ability of the Borrower or Questar to perform any of its material obligations under the Loan Documents; (ii) the business or financial condition of the Borrower or Questar; or (iii) the value of the Collateral or the Bank's security interest therein.

            Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank's option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (c) at the Bank's option, this Note will bear interest at the default rate of interest set forth below from the date of the occurrence of the Event of Default; and (d) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

            Upon default (whether or not Bank has accelerated payment of this Note), or after maturity or after judgment has been rendered on this Note, the unpaid principal of all advances shall, at the option of Bank, bear interest at a rate which is three (3) percentage points (3.00%) per annum greater than that which would otherwise be applicable. The Borrower acknowledges that: (i) such additional rate is a material inducement to the Bank to make the Loan; (ii) the Bank would not have made the Loan in the absence of the agreement of the Borrower to pay such additional rate; (iii) such additional rate represents compensation for increased risk to the Bank that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to the Bank in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and (b) compensation to the Bank for losses that are difficult to ascertain.

            The Bank does not give up its rights upon a default as a result of any delay in declaring or failing to declare a default.

            9.  SET-OFF. Borrower hereby grants to Bank, a
                -------
continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank and its successors and assigns or in transit to any of them. At any time, after an Event of Default, without demand or notice (any such notice being expressly waived by Borrower), Bank may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY
AND IRREVOCABLY WAIVED.

            10. WAIVERS. The Bank is not required to do any of
                -------
the following before enforcing its rights under this Note:

                (a)     Demand payment of amounts due;

                (b) Give notice that amounts due have not been paid; or

                (c)     Obtain an official certificate of non-
payment.

            11. CHANGES.  This Note can only be changed by an
                -------
agreement in writing signed by the Borrower and the Bank.

            12. NOTE BINDING ON EACH BORROWER AND SUCCESSOR. All
                -------------------------------------------
obligations under this Note are the joint and several unconditional obligations of each Borrower and all who succeed to their rights and interests. Release of any Borrower, Collateral or guarantor shall not release any other Borrower, Collateral or guarantor.

            13. GOVERNING LAW. This Note shall be construed
                -------------
according to the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) and the Borrower consents to the jurisdiction of the courts of the State of New York to determine any questions of fact or law arising under this Note.

            14. PAYMENT OF FEES AND EXPENSES. Borrower shall pay
                ----------------------------
on demand all expenses of Bank in connection with the preparation, administration, default, collection, waiver or, amendment of Loan terms, or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

            15. WAIVER OF TRIAL BY JURY. BORROWER AND BANK (BY
                -----------------------
ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE THE LOAN.

            16. NO USURY. If, at any time, the rate of interest,
                --------
together with all amounts which constitute interest and which are reserved, charged or taken by Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by Bank to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date.

            17. RIGHTS CUMULATIVE. The rights and remedies of the
                -----------------
Bank under this Note and the Loan Documents shall be cumulative and concurrent and at the sole discretion of the Bank may be pursued singly, successively, or together and exercised as often as the Bank shall desire. Time is of the essence under this Note. The failure of the Bank to exercise any such right or remedy shall in no event be construed an a waiver of release thereof. Nothing herein contained shall be construed as limiting the Bank to the remedies mentioned above.

            18. PLEDGE TO THE FEDERAL RESERVE. Bank may at any
                -----------------------------
time pledge or assign all or any portion of its rights under the Loan Documents, including any portion of this Note, to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release Bank from its obligations under any of the Loan Documents.

            19. RIGHTS TO SELL PORTION OF LOAN TO A PROSPECTIVE
                -----------------------------------------------
PARTICIPANT. Bank shall have the unrestricted right at any time
-----------
and from time to time, and without the consent of or notice to Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in Bank's obligation to lend hereunder and/or any or all of the Loans held by Bank hereunder. In the event of any such grant by Bank of a participating interest to a Participant, whether or not upon notice to Borrower, Bank shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Bank in connection with Bank's rights and obligations hereunder. Bank may furnish any information concerning Borrower in its possession from time to time to prospective Participants, provided that Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

            20. INTEGRATION. This Note is intended by the parties
                -----------
as the final, complete and exclusive statement of the transaction evidenced by this Note. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Note and no party is relying on any promise, agreement or understanding not set forth in this Note. This Note may not be amended or modified except by a written instrument describing such amendment or modification executed by Borrower and Bank.

            21. USE OF PROCEEDS (REGULATION U),. No portion of the
                -------------------------------
proceeds of the Loan shall be used, in whole or in part, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

            22. REPLACEMENT OF NOTE. Upon receipt of an affidavit
                -------------------
of an officer of Bank as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

            IN WITNESS WHEREOF, the Borrower has executed this Commercial Line of Credit Note as of the day and year first set forth above.


Seal                                      TOUCHSTONE APPLIED SCIENCE
Attest:                                   ASSOCIATES, INC., a
                                          Delaware corporation



By:____________________________           By:__________________________________
    Linda G. Straley, Secretary                  Andrew L. Simon, President

                                EXHIBIT C

                            SECURITY AGREEMENT

SECURITY AGREEMENT made this 31st day of May, 2006, between TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. (the "Debtor"), with its principal office at 4 Hardscrabble Heights, Brewster, New York 10509-0382 and TD BANKNORTH, N.A. (the "Bank"), with an office at 4 South Street, Middletown, New York 10940.

1.	GRANT OF SECURITY INTEREST.  To induce the making and
continuation of all the Debtor's present and future liabilities to the Bank under any promissory note, guaranty or other obligation to the Bank including the payment and performance of all obligations under the ISDA Agreement dated May 31, 2006, and to secure all of those obligations, whether direct or indirect, absolute or contingent, joint or several, presently existing or hereafter incurred (the "Obligations") the Debtor hereby grants to the Bank a continuing first lien security interest in all of the Debtor's right, title and interest in and to the following described property (together with all accessions and additions thereto, substitutions therefor, and proceeds and products thereof, being called the "Collateral"):

     (a) all machinery, furniture, fixtures, equipment and other personal property of the Debtor, now existing and hereafter acquired;

     (b) all work in process, materials and inventory of the Debtor, now existing and hereafter acquired;

     (c) all accounts, claims for monies due and other accounts receivable of the Debtor, now existing and hereafter arising;

     (d) all general intangibles of the Debtor, now existing and hereafter arising;

     (e) all documents, instruments, investment property and chattel paper of the Debtor, now existing and hereafter acquired; and

     (f) all other property and assets of the Debtor, now existing and hereafter acquired.

All terms in this paragraph 1 shall include, but not be limited to, any definitions thereof contained in the New York Uniform
Commercial Code, as the same may be amended, from time to time.

2.	NATURE OF USE.  The Debtor represents and warrants that:

     (a) it is the owner of the Collateral and has good and marketable title thereto, free and clear of all security interests, liens and encumbrances;

     (b) the Collateral is used or bought for use primarily in business;

     (c) if the Collateral consists of goods which are or are to become fixtures, the description of the real property to which the goods are attached or are to be attached, and the name of the owner of such real property (if different from the Debtor), are as follows: 4 Hardscrabble Heights, Brewster, New York, which is owned by 26 Palmer, LLC, 2258, LLC, 79-01 and SJM Brewster, LLC.

3.	LOCATION OF COLLATERAL.  The Debtor represents that the
place where the Collateral will be kept is the same place as stated at the head of this agreement. The Debtor will notify the Bank promptly, of any change in such location(s).

4.	COVENANTS.  So long as any of the Obligations remain
unpaid, the Debtor agrees to:

     (a) keep the Collateral free from all security interests, liens, and encumbrances other than those granted to the Bank;

     (b) keep the Collateral insured, at its own cost and expense, naming the Bank as an insured, under a lender's loss payable endorsement (or in any other manner designated by the Bank), in such amounts, with such insurers, under such endorsements, and against such risks as may be commercially reasonable and acceptable to the Bank, and, on request, to deliver the policies evidencing such insurance to the Bank;

     (c) execute all documents requested by the Bank to perfect or preserve the Bank's security interest in the Collateral (and authorizes the Bank to execute any such documents as its attorney-in-fact) and pay the cost of filing such documents;

     (d) maintain such records and information with respect to the Collateral and its financial condition and operations, as the Bank may, from time to time, reasonably require, and allow the Bank upon reasonable notice and during normal working hours, to inspect such records and information and supply copies of such records and information to the Bank; and

     (e) immediately inform the Bank of any change in its name, ownership, or business structure.

If the Debtor fails to keep the Collateral insured as provided herein or fails to pay any tax upon or other charge or claim against the Collateral, the Bank may, in addition to any other remedy it may have (under this agreement or otherwise) pay the cost of such insurance or the amount of such tax, other charge or claim, and the amount so paid, together with interest at the highest rate of interest then allowable on the Obligations secured hereby, shall be paid to the Bank by the Debtor upon demand, and, until so paid, shall be a liability of the Debtor secured by this Agreement.

5.	EVENT OF DEFAULT.  Upon the occurrence of an Event of
Default hereunder or under any Note, Loan Agreement or Guaranty executed on the date hereof in connection with the transactions, contemplated thereby, then, in any such event (each, an "Event of Default"), the Bank may, at its option, declare all Obligations secured hereby immediately due and payable, and the Bank may require the Debtor to assemble the Collateral and make it available to the Bank at a place which is reasonably convenient to the Bank and the Debtor. In addition, the Bank shall have, and may exercise, all the rights and remedies conferred upon secured parties by the Uniform Commercial Code and other applicable laws. The Debtor hereby irrevocable appoints the Bank as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, upon the occurrence of an Event of Default, to take any commercially reasonable action and to execute any instrument that the Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (a) to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any third person, and
(b) to file any claims, to take any commercially reasonable action or institute any proceedings which the Bank may deem necessary or desirable to enforce the rights of the Bank with respect to any of the Collateral.

6.	NOTIFICATION OF OBLIGORS.  At any time, after occurrence
and the continuance of an Event of Default by the Debtor, the Bank may notify the obligors on any of the Collateral of the existence of its security interest and direct them to make payments directly to the Bank. The Debtor, at the request of the Bank, shall also take such actions and hold any sums received from such obligors in trust for the Bank. Until such time as the Bank elects to exercise such rights, the Debtor is authorized, as agent of the Bank, to collect and enforce those obligations.

7.	Duties with respect to Collateral.  The Bank shall have no
duty to:

      (a) collect, preserve, protect, insure or care for the Collateral or any proceeds thereof;

      (b) preserve rights of the Debtor or others;

      (c) realize on the Collateral or any proceeds; or

      (d) marshal the assets of the Debtor.

8.	COSTS OF ENFORCEMENT.  The Bank's reasonable expenses of
realizing upon the Collateral, including reasonable attorneys' fees, shall be paid by the Debtor. Any notification of a sale or other disposition of the Collateral (or of other action by the Bank) required to be given by the Bank, will be sufficient if given personally or mailed by certified mail, not less than five (5) days prior to the day on which such sale or other disposition will be made, and such notification shall be deemed reasonable notice.

9.	MISCELLANEOUS.  The waiver by the Bank of any default
hereunder or of any provision hereof shall not discharge the Debtor from liability hereunder and such waiver shall be limited to the particular event of default or to the particular provision and shall not operate as a waiver of any subsequent default or of any other provision.

If there is more than one person or entity executing this agreement as Debtor, their obligations hereunder shall be joint and several.

This agreement and the rights of the parties hereto shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the Bank, the Debtor, and their respective heirs, executors, administrators, successors and assigns.


IN WITNESS WHEREOF, the undersigned have caused this agreement to be executed the day and year first above written.


Witness/Attest:                         THE DEBTOR:
                                        TOUCHSTONE APPLIED SCIENCE
                                        ASSOCIATES, INC.


___________________________      By:________________________________________
Linda G. Straley, Secretary             Andrew L. Simon, President


Attest:                                 THE BANK:
                                        TD BANKNORTH, N.A.


____________________________     By:________________________________________

                               EXHIBIT D

                          GUARANTY OF PAYMENT

              GUARANTY dated as of May 31, 2006, made by QUESTAR EDUCATIONAL SYSTEMS, INC., having an address of 5550 Upper 147th Street West,
              Apple Valley, Minnesota 55124 (the
              "Guarantor"), in favor of TD BANKNORTH,
              N.A., having an office at 4 South Street, Middletown, New York 10940 (the "Bank").

      Touchstone Applied Science Associates, Inc. (the
"Borrower"), desires to obtain loans from the Bank. The Bank is unwilling to extend the accommodations unless it receives this Guaranty. The Guarantor wishes the loans to be made and will derive advantage from such loans.

      Accordingly, to induce the Bank to make such loans:

      Section 1. GUARANTY. The Guarantor hereby unconditionally guarantees to the Bank the prompt payment, when due, whether by acceleration or otherwise, of all present or future obligations or liabilities of the Borrower to the Bank, whether now existing or arising after the date of this Guaranty, secured or unsecured, absolute or contingent, together with all modifications, extensions or renewals of the obligations or liabilities. This Guaranty covers obligations and liabilities incurred by the Borrower in any capacity (including as maker, endorser, guarantor, accommodation party or otherwise) and also includes the amount of any payment made by the Borrower to the Bank which payment is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of the Borrower.
This Guaranty covers obligations and liabilities incurred by the Borrower under any indemnification provisions set forth in the documents evidencing and securing such obligations and liabilities. Such obligations and liabilities, together with interest and all fees, costs, expenses, reasonable attorneys' fees and other costs of collection incurred or paid by the Bank, are together referred to as the "Indebtedness".

      Section 2. GUARANTY ABSOLUTE. The Guarantor will pay all the Indebtedness in accordance with its terms. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of:

      (i) any lack of validity or enforceability of any documents evidencing (or relating) to the Indebtedness;

      (ii) any change in the time, manner, place or amount of payment or in any other term of all or any of the Indebtedness, or any other amendment or waiver of or any consent to departure from the terms of the Indebtedness;

      (iii) any exchange, release or non-perfection of any collateral or lien securing all or any part of the Indebtedness, which exchange, release or non-perfection the Guarantor expressly agrees will not be deemed an unjustifiable impairment of the collateral;

      (iv) any release or amendment or waiver of or consent to departure from any other guaranty, for all or any part of the Indebtedness;

      (v) any settlement or compromise with the Borrower or any other person relating to the Indebtedness; or

      (vi) any other circumstances, other than payment, which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Indebtedness or the Guarantor in respect of this Guaranty.

This Guaranty will continue to be effective, or be reinstated, as the case may be, if at any time any of the Indebtedness is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of the Borrower or otherwise, all as though such payment had not been made.

      Section 3. WAIVER. The Guarantor waives presentment, demand, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness and/or this Guaranty (other than notice as set forth in Section 8 hereof) and any requirement that the Bank exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

      Section 4.  SUBROGATION, REIMBURSEMENT AND INDEMNITY.  The
Guarantor waives (a) all right to seek reimbursement or indemnity from the Borrower, and (b) any right to subrogation it may have or acquire as result of performance under this Guaranty.

      Section 5. REPRESENTATION AND WARRANTIES. The Guarantor represents and warrants:

      (a) The execution and delivery of this Guaranty and the performance of its obligations under this Guaranty have been authorized by all necessary action.

      (b) No authorization, or registration with, any court or governmental department, commission, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance of the Guaranty.

      (c) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

      (d) The Guarantor has made whatever inquiry into the financial or other affairs of the Borrower, and the terms of any Indebtedness, as it deems necessary or desirable prior to executing this Guaranty and has not relied on the Bank for any such information.

      (e) The Guarantor shall provide the Bank with any and all financial information and/or financial statements as requested by the Bank, including annual financial statements and manually signed copies of federal and state tax returns, which shall be satisfactory to the Bank.

      (f) The Guarantor agrees not to transfer any of its assets other than for full and adequate consideration without the written consent of the Bank other than transfers made in the ordinary course of business which are not material to the Guarantor.

      Section 6. ACCELERATION. The Guarantor agrees that, if the maturity of any of the Indebtedness is accelerated, by bankruptcy or otherwise, as against the Borrower, the maturity shall also be deemed accelerated for the purposes of this Guaranty, and without demand on or notice to the Guarantor.

      Section 7.  AMENDMENTS, ETC.   This Guaranty represents the
entire agreement of the parties. No amendment or waiver of any provision nor consent to departure by the Guarantor from any provision is effective unless in writing and signed by the Bank, and then the waiver or consent will be effective only in the special instance and for the specific purpose given.

      Section 8. NOTICES. All notices required or permitted under this Guaranty shall be given to the parties at the address stated in this Guaranty (or at any other address a party may designate) in writing, sent by first class mail, postage prepaid, and is deemed complete upon mailing.

      Section 9. NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver of such right, nor shall any single or partial exercise of any right preclude any further exercise of such right or of any other right. All remedies provided in this Guaranty and in any document evidencing or relating to any Indebtedness are cumulative.

      Section 10. RIGHT OF SET-OFF; SECURITY INTEREST. The Guarantor hereby grants to Bank, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank and its successors and assigns or in transit to any of them. At any time, after an event of default, without demand or notice (any such notice being expressly waived by the Guarantor), the Bank may setoff the same or any part thereof and apply the same to any liability or obligation of the Guarantor or the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF SUCH GUARANTOR OR BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

      Section 11. CONTINUING GUARANTY; ASSIGNMENT. This Guaranty is a continuing guaranty and will: (a) remain in full force and effect until payment in full of the Indebtedness and all other amounts payable under this Guaranty, (b) extend to and cover every modification, waiver, extension or renewal of and every obligation accepted in substitution for, the Indebtedness,
(c) be binding upon the Guarantor, its successors and assigns and; (d) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns.

      Section 12. NO IMPAIRMENT OF GUARANTY. This Guaranty shall not be impaired or affected in any way as to any Guarantor by any termination, revocation, release, modification, discharge or substitution of collateral or changes as to any or all of the liabilities or undertakings of any other obligor.

      Section 13. GUARANTY NOT MODIFIED BY BANKRUPTCY. Neither the Guarantor's obligation in accordance with the terms of this Guaranty, nor any remedy for the enforcement, nor the amount of the Indebtedness of the Borrower will be impaired, modified, or limited in any manner whatsoever by any impairment, modification, discharge, limitation of the Indebtedness of the Borrower or its estate in bankruptcy or any remedy for the enforcement, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or other statute, or from the decision of any court interpreting any of the same, and the Guarantor is obligated under this Guaranty. The amount of the Indebtedness will, for the purposes of this Guaranty, be determined as if no such impairment, stay, modification, discharge, or limitation had occurred.

      Section 14. GOVERNING LAW. This Guaranty will be governed by, and construed in accordance with, the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). In the event the Bank brings any action hereunder in any court of record of New York or the Federal Government, the Guarantor consents to and confers personal jurisdiction over the Guarantor by such court or courts and agrees that service of process may be made upon the Guarantor by mailing a copy of such process to it.

      Section 15. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK (BY ACCEPTANCE OF THIS GUARANTY) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS GUARANTY AND MAKE LOANS OR OTHER FINANCIAL ACCOMMODATIONS TO BORROWER.

Witness or Attest:                  QUESTAR EDUCATIONAL SYSTEMS, INC.

_____________________________       By:_______________________________
Linda G. Straley, Secretary              Andrew L. Simon, Vice President




                       SHAREHOLDERS' CONSENT

      The undersigned shareholder of the Guarantor named in this Guaranty, consents to the making and delivery of this Guaranty by the corporate Guarantor and confirms the ownership percentages below.

                                 PERCENT
NAME                             OWNERSHIP               SIGNATURE

Touchstone Applied                100%           By:___________________________
Science Associates, Inc.         ______              Andrew L. Simon, President
                                  100%